UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
LAMAR ADVERTISING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30242 (Commission File Number)	72-1449411 (IRS Employer Identification No.)
5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 26, 2011, Lamar Advertising Company (the “Company”) held its 2011 Annual Meeting of Stockholders. Only stockholders of record as of the close of business on April 1, 2011 were entitled to vote at the 2011 Annual Meeting. As of April 1, 2011, 77,707,806 shares of Class A common stock, 15,122,865 shares of Class B common stock, and 5,718 whole shares of Series AA preferred stock were outstanding and entitled to vote at the 2011 Annual Meeting. At the 2011 Annual Meeting, 70,441,034 shares of Class A common stock, all 15,122,865 shares of Class B common stock, and all 5,718 shares of Series AA preferred stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.
     The following four proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Common on April 27, 2011 (the “Proxy”) were before the meeting, and received the following votes:
Proposal 1: Election of Seven Directors to Serve until the 2012 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes

John Maxwell Hamilton	216,546,544	429,874	4,698,984
John E. Koerner, III	216,669,059	307,359	4,698,984
Stephen P. Mumblow	216,546,405	430,013	4,698,984
Thomas V. Reifenheiser	201,089,572	15,886,846	4,698,984
Anna Reilly	216,357,739	618,679	4,698,984
Kevin P. Reilly, Jr.	216,409,357	567,061	4,698,984
Wendell Reilly	216,356,961	619,457	4,698,984
Proposal 2: Approve on a Non-Binding, Advisory Basis, the Executive Compensation. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes

214,243,328	2,653,006	80,084	4,698,984

Proposal 3: Approve on a Non-Binding, Advisory Basis the Frequency of the Advisory Vote on Executive Compensation. The stockholders recommended, on a non-binding advisory basis, that a stockholder advisory vote on executive compensation should occur every three years.

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes

182,442,954	18,153	34,438,355	76,956	4,698,984
Proposal 4: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2011 Fiscal Year. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes

221,397,732	275,796	1,874	0
     In light of the voting results with respect to the frequency of future stockholder votes on executive compensation (detailed above under the voting results for Proposal 3), the Company’s Board of Directors has determined that the Company will hold a triennial advisory vote on executive compensation until the next required advisory vote on the frequency of the vote on executive compensation, or until the Board of Directors determines it is in the best interest of the Company to hold such vote with different frequency.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer